EXHIBIT 32.8

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF

UCFH II FINANCE, INC.

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the quarterly report of UCFH II Finance, Inc. (the “Company”) on Form 10-Q for the period ending October 1, 2006 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael J. Short, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2006

By:	/S/ MICHAEL J. SHORT
Michael J. Short
Treasurer (Principal Financial Officer)